Exhibit 10.6

[****]

MASTER DATA SERVICES AGREEMENT

This MASTER DATA SERVICES AGREEMENT (together with Appendix A and any Project Descriptions (as defined in Section 1), the “Agreement”) is made on September 20, 2016 (the “Effective Date”) by and between YMABS THERAPEUTICS, INC., a for profit having a place of business at 701 Gateway Drive, Suite 200, South San Francisco, Ca 94080 (“Ymabs”) and MEMORIAL SLOAN KETTERING CANCER CENTER, a New York membership corporation with principal offices at 1275 York Avenue, New York, New York 10065 (“Institution”).

1.                                      Background and Definitions. Ymabs and Institution have entered into an Exclusive License Agreement dated as of August 20, 2015 (the “License Agreement”) pursuant to which, among other things, (i) Ymabs has obtained exclusive license rights to the Licensed Products (as defined in the License Agreement) and (ii) Institution has agreed to transfer clinical data and databases, regulatory files and other Licensed Know-How to Ymabs and Ymabs’s designees. Capitalized terms used, but not defined in this Agreement, are used as defined in the License Agreement.

1.1.                            “Affiliate” means, with respect to either Ymabs or Institution, any corporation company, partnership, joint venture and/or firm which controls, is controlled by or is under common control with Ymabs or Institution, as applicable. For the purpose of this definition, “control” means (i) in the case of corporate entities, direct or indirect ownership of more than percent (50%) of the stock or shares having the right to vote for the election of directors (or such lesser percentage that is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction); and (ii) in the case of non-corporate entities, the direct or indirect power to manage, direct or cause the direction of the management and policies of the non-corporate entity or the power to elect more than fifty percent (50%) of the members of the governing body of such non-corporate entity.

1.2.                            “Applicable Law” means all applicable ordinances, rules, regulations, laws, guidelines, guidances, requirements and court orders of any kind whatsoever of any Authority, as amended from time to time, including Good Laboratory Practices (GLP) and/or Good Clinical Practices (GCP).

1.3.                            “Ymabs Representative” has the meaning set forth in Section 3.1.

1.4.                            “Authority” means any government regulatory authority responsible for granting approvals for the performance of Services under this Agreement or for issuing regulations pertaining to the Licensed Products or the Services, including the FDA.

1.5.                            “Facility” means the Institution’s 1275 York Avenue, New York, NY 10065.

1.6.                            “FDA” means the United States Food and Drug Administration, and any successor agency having substantially the some functions.

1.7.                            “Institution Personnel” has the meaning set forth in Section 4.2.

1.8.                            “Materials” has the meaning set forth in Section 6.1.

1.9.                            “Project Description” has the meaning set forth in Section 2.

1.10.                     “Project Leader” has the meaning set forth in Section 3.1.

1.11.                     “Records” has the meaning set forth in Section 6.3.

1.12.                     “Services” means the transfer of clinical date and databases, regulatory files and other Licensed Know-How to Ymabs and Ymabs’ designees, and/or other services for clinical studies as described in a Project Description entered into by the parties.

2.                                      Agreement Structure. From time to time, Ymabs may request that Institution provide certain Services. This Agreement contains general terms and conditions under which Ymabs would engage Institution and under which Institution would provide such Services. Ymabs and Institution must complete and execute a project description referencing this Agreement (each, a “Project Description”) before any Services arc provided. Each Project Description will include, at a minimum, the information relating to the specific Services outlined in the sample Project Description attached as Appendix A. Once executed, each Project Description becomes part of this Agreement, although the terms in a Project Description will apply only to Services described in that Project Description. A Project Description may not change any term in this Agreement

3.                                      About Services.

3.1.                            Provision of Services. Institution agrees to provide all Services identified in any Project Description: (a) within the time period specified in the relevant Project Description; and (b) with the requisite care, skill and diligence. For each Project Description. Institution will designate a “Project Leader” who will be available for communications with Ymabs regarding Services provided under that Project Description, as well as contacts for administrative and payment matters for those Services. Ymabs will designate an “Ymabs Representative” who will be the point of contact for the Project Leader. Institution will provide all staff necessary to perform the Services in accordance with the terms of the applicable Project Description and this Agreement.

3.2.                            Subcontracting. Institution may not subcontract the performance of specific obligations of Institution under a Project Description to any third party without Ymabs’s prior written approval (such prior written approval shall not be unreasonably withheld), and provided, that, if such approval is given (a) such third party performs those Services in a manner consistent with the terms and conditions of this Agreement.

3.3.                            Audits. With reasonable notice by Ymabs to Institution and during normal bussness hours and mutually agreed upon times. Institution will allow Ymabs employees and representative to review Institution’s standard operating procedures and records pertaining to Services and to inspect the facilities used to render Services. In addition, the Project Leader and the Ymabs Representative and their designees will participate in meetings to review the performance of Services and to coordinate Services as necessary. The Ymabs Representative, or his or her designee, will also have access during normal business hours and mutually agreed upon times to observe performance of the Services. If any Authority wishes to audit Institution in connection with the Services or any Licenced Product, Institution agrees, to the extent feasible and not legally prohibited to (a) promptly notify Ymabs of such audit and cooperate with Ymabs and/or its designees with respect to audit preparation, and (b) cooperate with the Authority, comply with the legitimate requirements of the audit, and make appropriate Institution Personnel available to explain and discuss records and documentation related to the Services of Licensed Product, as the case may be.

3.4.                            Regulatory Contacts. Expect as otherwise specified in a Project Description, Ymabs will be solely responsible for all contacts and communications with any Authorities with respect to matters relating to the Services rendered under such Project Description.

3.5.                            Key Institution Personnel. All Institution Personnel (as defined in Section 4.2) identified in a Project Description as “Key Institution Personnel” will remain assigned to perform Services covered by the applicable Project Description as long as such individuals remain employed by or under contract with Institution, unless an individual is unavailable for reasons of disability, illness or promotion. The parties agree to periodically review the performance of the Key Institution Personnel and promptly remedy any concerns to Ymabs’ reasonable satisfaction.

4.                                      Representations and Warranties of Institution. Institution represents and warrants as follows:

4.1.                            Absence of Other Contractual Restrictions. To the best or Institution knowledge, Institution is under no contractual or other obligation or restriction that is inconsistent with Institution’s execution or performance of this Agreement, Institution use reasonable efforts to not enter into any agreement, either written or oral, that would materially conflict with Institution’s responsibilities under this Agreement.

4.2.                            Qualifications of Institution Personnel. Institution has engaged and will engage employees and permitted third parties (collectively, “Institution Personnel”) with the proper skill, training and experience to provide Services. Before providing Services, all Institution Personnel must be subject to binding agreements with Institution under which they (a) have confidentiality obligations that apply to Ymabs’s Confidential Information and that are similar to terms of this Agreement, and (b) assign and effectively vest in Institution any and all rights that such personnel might have in the results of their work without any obligation of Ymabs to pay any royalties or other consideration to such Institution Personnel.

4.3.                            Compliance. Institution will perform all Services in  accordance with all Applicable Laws.

4.4.                            Conflicts with Rights of Third Parties. Institution agrees that it will not use any patent, trade secret or other proprietary or intellectual property right of any third party in the performance of Services unless it is authorized by Ymabs to do so.

4.5.                            Absence of Debarment. Neither Institution nor any Institution Personnel have been, and are not under consideration to be (a) debarred from providing services pursuant to Section 306 of the United States Federal Food. Drug and Cosmetic Act 21 U.S.C. 335a; (b) excluded, debarred or suspended from, or otherwise ineligible to participate in any federal or state health care programs or federal procurement or non-procurement programs (as that term is defined in 42 U.S.C. §1320a-7b(f)); (c) disqualified by any government or regulatory agencies from performing specific services, and are not subject to a pending disqualification proceeding: or (d) convicted of a criminal offense related to the provision of health care items or services, or under investigation or subject to any such action that is pending. Institution will notify Ymabs immediately if Institution, or any Institution Personnel are subject to the foregoing, or if any action, suit, claim, investigation, or proceeding relating to the foregoing is pending, or to the best of Institution’s knowledge, is threatened

5.                                      Compensation. As full consideration for the Services. Ymabs will pay Institution as set forth in the applicable Project Description, in accordance with the terms of the License Agreement. Institution will invoice Ymabs for all amounts due in United States Dollars. All undisputed payments will be made by Ymabs within [****] after its receipt of an invoice and reasonable supporting documentation for such invoice.

6.                                      Proprietary Rights.

6.1.                    Materials. All documentation, information, and biological, chemical or other materials controlled by Ymabs and furnished to Institution by or on behalf of Ymabs (collectively, with all associated intellectual property rights, the “Materials”) will remain the exclusive property of Ymabs. Institution will use Materials only as necessary to perform Services. Institution will not analyze Materials except as necessary to perform Services and will not transfer or make the Materials available to third parties without the prior written consent of Ymabs.

6.2.                    Intellectual Property Rights. All inventions, discoveries, improvements, ideas, processes, formulations, products, computer programs, works of authorship, databases, know-how, information, data, documentation, reports, research, creations and all other products and/or materials arising from or made in the performance of the Services (whether or not patentable or subject to copyright or trade secret protection), together with all associated intellectual property rights, will be deemed to be Licensed Rights and subject to the terms of the License Agreement.

6.3.                    Records; Records Storage. Institution will maintain all materials, data and documentation obtained or generated by Institution in the course of preparing for and providing Services, including computerized records and files (collectively, the “Records”) in a secure area reasonably protected from fire, theft and destruction. All Records will be the property of Ymabs. Institution will not transfer, deliver or otherwise provide any Records to any party other than Ymabs or its Affiliates or designees, without the prior written approval of Ymabs.

6.4.                    Record Retention. All Records will be retained by Institution until Ymabs requests the transfer of such Records in writing. Institution will, at the direction and written request of Ymabs, promptly deliver Records to Ymabs or its designee, or dispose of the Records, unless the Records are required to be retained by Institution by Applicable Law or for insurance purposes. In no event will Institution dispose of any Records without first giving Ymabs [****] prior written notice of its intent to do so.

7.                              Confidential Information; Identifiable Information. All confidential or proprietary information disclosed by Ymabs  or its designees to Institution in connection with this Agreement, and all data, information and Records generated by Institution in the performance of this Agreement, will be deemed Ymabs’s Confidential Information and subject to the terms of the License Agreement. Notwithstanding anything to the contrary in this Section 7. (a) Institution will not disclose to any third party nor use any protected health information, personal data or required biological samples of subjects enrolled in clinical studies that are the subject of Services (collectively, “Personal Identifiable Information”) except as expressly required in the applicable Project Description and as long as such disclosure and use is in compliance with Applicable Law; and (b) such restrictions on the disclosure and use of Personal Identifiable Information will remain in place for as long as such restrictions are required under Applicable

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Law. Ymabs’ use and disclosure of Personal Identifiable Information will be in accordance with Applicable Law.

8.                                      Expiration and Termination.

8.1.                            Expiration. This Agreement will expire on the later of (a) [****] from the Effective Date or (b) the completion of all Services under all Project Description(s) executed by the parties prior to the [****] of the Effective Date; provided, however, that the term of this Agreement may be extended by written notice to Institution from Ymabs prior to the expiration of the then current term. This Agreement may be earlier terminated in accordance with Section 8.2 or 8.3.

8.2.                            Termination by Ymabs. In the event of a material breach of this Agreement if Institution fails to cure a material breach (e.g., breach of confidentiality obligations under Section 6), Ymabs may terminate this Agreement or any Project Description with immediate effect, at any time upon [****] prior written notice to Institution.

8.3.                            Termination by Institution. Institution may terminate this Agreement or any Project Description if Ymabs fails to cure a material breach of this Agreement or of a Project Description within [****] after receiving written notice from Institution of such breach.

8.4.                            Effect of Termination or Expiration. Upon termination or expiration of this Agreement, neither Institution nor Ymabs will have any further obligations under this Agreement, or in the case of termination or expiration of a Project Description, under that Project Description, except that:

(a)                                 Institution will terminate all affected Services in progress in an orderly manner as soon as practical and in accordance with a schedule agreed to by Ymabs and Institution, unless Ymabs specifies in the notice of termination that Services in progress should be completed;

(b)                                 Ymabs will pay Institution any monies due and owing institution, up to the time of termination or expiration, for Services properly performed and all authorized expenses actually incurred (as specified in the applicable Project Description);

(c)                                  Institution will promptly refund any monies paid in advance by Ymabs for Services not rendered;

(d)                                 each Recipient will promptly return to the Discloser all of Discloser’s. Confidential Information (including all copies) provided to Recipient under this Agreement or under any Project Description which has been terminated or has expired, except for one (1) copy which Recipient may retain solely to monitor Recipient’s surviving obligations of confidentiality and non-use, and in the case of Ymabs, to exercise all surviving rights of Ymabs under this Agreements; and

(e)                                  the terms and conditions under Sections 1, 3.2 - 3.4, 4, 6, 7, 8, and 9 will survive any such termination or expiration

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.                                      Miscellaneous.

9.1.                            Relationship between the parties; taxes. The relationship between the parties under this Agreement is that of independent contractors. Nothing contained in this Agreement shall be construed to create a partnership, joint venture or agency relationship between any of the parties. No party is a legal representative of any other party, and no party can assume or create any obligation, liability, representation, warranty or guarantee, express or implied, on behalf of another party for any purpose whatsoever. Institution is responsible for, and will withhold and/or pay, any and all applicable federal, state or local taxes, payroll taxes, workers’ compensation contributions, unemployment insurance contributions or other payroll deductions from the compensation of Institution’s employees and other Institution Personnel and no such employees or other Institution Personnel will be entitled to any benefits applicable to or available to employees of Ymabs.

9.2.                            Publicity. Except to the extent required by Applicable Law or the rules of any stock exchange or listing agency, neither party will make any public statement or release concerning this Agreement or the transactions contemplated by this Agreement or use the other party’s name, logos or trademarks in any form of advertising, promotion or publicity, without obtaining the prior written consent of such other party.

9.3.                            Certain Disclosures and Transparency. Institution acknowledges that Ymabs and its Affiliates are required to abide by federal and state disclosure laws and certain transparency policies governing their activities including providing reports to the government and to the public concerning financial or other relationships with healthcare providers. Institution agrees that Ymabs and its Affiliates may, as legally required, disclose information about this Agreement and about Institution’s Services including those relating to healthcare providers and any compensation paid to healthcare providers pursuant to this Agreement. Institution agrees to promptly supply information reasonably requested by Ymabs for disclosure purposes. To the extent that Institution is independently obligated to disclose specific information concerning Services relating to healthcare providers and compensation paid to healthcare providers pursuant to this Agreement. Institution will make timely and accurate required disclosures.

9.4.                            Notices. Except for payments, each notice or other communication pursuant to this Agreement shall be sufficiently made or given when delivered by courier or other means providing proof of delivery to such party at its address below or as it shall designate by written notice given to the other party:

In the case or Institution:	Memorial Sloan Kettering Canter Center

If by mail:	1275 York Avenue, Box 524
New York, NY 10065

Attn:	Gregory Raskin, MD

Vice President

Technology Development

With copies to:	Memorial Sloan Kettering Cancer Center
Office of Technology Development
Attention:	Shilpi Banerjee, Esq., Ph D
Chief Intellectual Property Counsel
If by mail:	1275 York Avenue, Box 524
New York N.Y. 10065

If by courier:	600 Third Avenue, 16th FL
New York, NY 10016

In the case of Ymabs:	Ymabs Biotherapeutics, Inc.
701 Gateway Blvd. Suite 200
South San Francisco. CA 94080
Attn: CEO

9.5.                            Force Majeure. A party shall not lose any rights hereunder or be liable to the other party for damages or losses (except for payment obligations) on account of a delay or failure of performance by the such party to the extent such the delay or failure is occasioned or caused by war, strike, fire. Act of God, tornado, hurricane, earthquake, fire, flood, lockout, embargo, governmental acts or orders or restrictions (except if imposed due to or resulting from the party’s violation of law or regulations), failure of suppliers, or any other circumstance or reason where the delay or failure to perform is beyond the reasonable control of such party (a “Force Majeure”), and provided that such failure is not caused by the gross negligence or intentional misconduct of the party and the party has exerted reasonable efforts to avoid or remedy the effects of such Force Majeure; However, if a Force Majeure event causes a material failure of performance by a party for a period of more than six months, then the other party may terminate this Agreement on written notice. For clarity, a failure to obtain funding shall not constitute a force majeure event.

9.6.                            Entire Agreement. This Agreement, (a) together with the attached Appendix A, any fully-signed Project Descriptions, each of which are incorporated into this Agreement, and (b) the License Agreement, constitute the entire agreement between the parties with respect to the specific subject matter of this Agreement and all prior agreements, oral or written, with respect to such subject matter are superseded. Each party confirms that it is not relying on any representations or warranties of the other party except as specifically set forth in this Agreement or the License Agreement. If there is any conflict, discrepancy or inconsistency between the terms of this Agreement and any Project Description, purchase order or other form used by the parties, the terms of this Agreement will control.

9.7.                            No Modification. This Agreement (including the Project Description(s)) may be changed only by a writing signed by authorized representatives of each party.

9.8.                            Severability; Reformation. Each provision in this Agreement is independent and severable from the others, and no provision will be rendered unenforceable because any other provision is found by a proper Authority to be invalid or unenforceable in whole or in part. If any provision of this Agreement is found by such an Authority to be invalid or unenforceable in whole or in part, such provision will be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision and the intent of the parties, within the limits of Applicable Law.

9.9.                            Governing Law. This Agreement and any disputes arising out of or relating to this Agreement will be governed by, construed and interpreted in accordance with the internal laws of the State of New York, without regard to any choice of law principle that would require the application of the law of another jurisdiction. The state and federal courts located in New York Country, New York, shall have exclusive jurisdiction of any claims or actions between or among the parties arising out of or relating to this Agreement or any aspect of the parties’ relationship, and each party consents to venue and personal jurisdiction of those courts for the purpose of resolving any such disputes.

9.10.                     Waivers. Any delay in enforcing a party’s rights under this Agreement, or any waiver as to a particular default or other matter, will not constitute a waiver of such party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written waiver relating to a particular matter for a particular period of time signed by an authorized representative of the waiving party, as applicable.

9.11.                     No Strict Construction; Heading; Interpretation. This Agreement has been prepared jointly and will not be strictly construed against either party. The section headings, are included solely for convenience of reference and will not control or affect the meaning or interpretation of any of the provisions of this Agreement. The words “include,” ‘includes” and “including” when used in this Agreement (and any Project Description(s)) are deemed to be followed by the phrase “but not limited to”.

9.12.                     Liability.

Each party shall be responsible for its negligent acts or omissions and the negligent acts or omissions of its employees, officers, or directors to the extent allowed by law.

9.13.                     Counterparts. This Agreement may be executed by electronic signature and in any number of counterparts, each of which will be deemed to be an original and all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized representative as of the Effective Date.

MEMORIAL SLOAN KETTERING CANCER CENTER

By:	/s/ Gregory Raskin

Print Name:	Gregory Raskin, MD

Title:	Executive Vice President, Technology Development

Date:	9/21/16

YMABS BIOTHERAPEUTICS, INC.

By:	/s/ Thomas Gad

Print Name:	Thomas Gad

Title:	President

Date:	9/23/2016

APPENDIX A

SAMPLE PROJECT DESCRIPTION

THIS PROJECT DESCRIPTION (the “Project Description” by and between YMABS THERAPEUTICS, INC. and MEMORIAL SLOAN KETTERING CANCER CENTER, will be effective as of the last date of signature below, and upon execution will be incorporated into the Data Services Agreement between Ymabs and Institution dated [EFFECTlVE DATE OF DATA SERVICES AGREEMENT] (the “Agreement”). Capitalized terms used in this Project Description will have the same meaning as set forth in the Agreement.

Ymabs hereby engages Institution to provide Services, as follows”

1.                                      Services. Institution will provide the following Services to Ymabs:

Describe specific Services to be provided.

2.                                      Institution Contacts.

Project Leader: [NAME AND TITLE]

Administration Contact: [NAME AND TITLE]

Payment Contact: [NAME AND TITLE]

3.                                      Ymabs Representative. [NAME AND TITLE]

4.                                      Compensation. All amounts due under this Project Description will be invoiced in United States Dollars to the attention of [NAME AND TITLE] as follows: [INVOICE SCHEDULE]. Payment will be made in accordance with Section 4 (Compensation) of the Agreement. Institution agrees that the amounts payable or otherwise provided by Ymabs under this Agreement represent the fair market value of the Services and have not been determined in a manner that takes into account the volume or value of any referrals or business.

All terms and conditions of the Agreement will apply to this Project Description, in the event of any conflict between this Project Description and the terms or the Agreement, the terms of the Agreement will control. A facsimile or portable document format (“.pdf”) copy of this Project Description, including the signature pages, will be deemed an original.

PROJECT DESCRIPTION AGREED TO AND ACCEPTED BY:

MEMORIAL SLOAN KETTERING CANCER CENTER

By:

Print Name:

Title:

Date:

YMABS THERAPEUTICS, INC.

By:

Print Name:

Title:

Date:

APPENDIX A

PROJECT DESCRIPTION

THIS PROJECT DESCRIPTION (the “Project Description”) by and between YMABS THERAPEUTICS, INC. and MEMORIAL SLOAN KETTERING CANCER CENTER, will be effective as of the last date of signature below, and upon execution will be incorporated into the Data Services Agreement between Ymabs and Institution dated September 20, 2016 (the “Agreement”). Capitalized terms used in this Project Description will have the same meaning as set forth in the Agreement.

Ymabs hereby engages Institution to provide Services, as follows:

I.                Services

Provided below are descriptions of the general services to the fulfilled under the Master Data Services Agreement (“Agreement”) by and between YMabs, and Institution, made effective September 20, 2016. These services will be provided by the Department of Pediatrics’ Clinical Trials office within Institution. Any requests beyond the activities described below will be subject to a mutually agreed upon amendment to this Project Description with appropriate funding support provided.

[****]

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

[****]

II.           Institution Contacts.

Project Leader: [****]

Payment Contact: [****]

III.      Ymabs Representative. Thomas Gad, President

IV.       Compensation.

All amounts due under this Project Description will be invoiced in United States Dollars to the attention of Bo Kruse, Chief Financial Officer as follows. Payment will be made in accordance with Section 4 (Compensation) of the Agreement. Institution agrees that the amounts payable or otherwise provided by Ymabs under this Agreement represent the fair

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

market value of the Services and have not been determined in a manner that takes into account the volume or value of any referrals or business.

All terms and conditions of the Agreement will apply to this Project Description. In the event of any conflict between this Project Description and the terms of the Agreement, the terms of the Agreement will control. A facsimile or portable document format (“.pdf”) copy of this Project Description including the signature pages, will be deemed an original.

For this scope of work, payments will be made according the schedule below:

Payment	Timeline	Amount
Personnel Support	Upon execution (for January 1, 2016 – August 31, 2016)	[****]
Personnel Support	Quarterly, beginning September 2016	[****]
Data Transfer (initial)	Upon transfer	[****]
Data Transfer (ongoing)	Ad hoc, upon transfer	[****]
IND Support	Upon Execution	[****]

If the scope of services is revised, the parties agree to negotiate revised payments in good faith.

Invoices will be directed to:

Name:	Bo Kruse
Email:	BK@ymabs.com
Phone:	+45 25 27 47 07

Payments will be directed to

Payee:	Memorial Sloan Kettering Cancer Center
Attn:	Trang Left of Pediatrics Fund Manager
Tax ID:	[****]
Mailing Address:	P.O. BOX 29035
New York, MY 10087

All terms and conditions of the Agreement will apply to this Project Description. In the event of any conflict between this Project Description and the terms of the Agreement, the terms of the Agreement will control. A facsimile or portable document format (“.pdf”) copy of this Project Description, including the signature pages, will be deemed an original.

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

PROJECT DESCRPTION AGREED TO AMD ACCEPTED BY:

MEMORIAL SLOAN KETTERING CANCER CENTER

By:	/s/ Gregory Raskin

Print Name:	Gregory Raskin, MD

Title:	Vice President, Technology Development

Date:	9/21/16

YMABS THERAPEUTICS, INC.

By:	/s/ Thomas Gad

Print Name:	Thomas Gad

Title:	President

Date:	9/23/2016

4

FIRST AMENDMENT TO APPENDIX A

AMENDED PROJECT DESCRIPTION

THIS AMENDED PROJECT DESCRIPTION (the “Amendment”) by and between YMABS THERAPEUTICS, INC. and MEMORIAL SLOAN KETTERING CANCER CENTER, will be effective as of the last date of signature below, and upon execution will amend the Appendix A Project Description, effective as of September 23, 2016 (“Project Description”), which is incorporated into the Data Services Agreement between Ymabs and Institution dated September 23, 2016 (the “Agreement”). Capitalized terms used in this Amended Project Description will have the same meaning as set forth in the Project Description and the Agreement.

1.              Section I, Services, shall be deleted in its entirety and replaced as follows:

1.              Services

Provided below are descriptions of the general services to be fulfilled under the Master Data Services Agreement (“Agreement”) by and between YMabs, and Institution, made effective September 23, 2016. These services will be provided by the Department of Pediatrics’ Clinical Trials Office within Institution. Any requests beyond the activities described below will be subject to a mutually agreed upon amendment to this Project Description with appropriate funding support provided. The Parties agree that as Project personnel described herein are added to the performance or the Project during the term hereof, Institution shall provide notice to Y-mAbs including the name and contact information of such personnel.

[****]

Confidential

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

[****]

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

[****]

2.              Section II, Compensation, shall be deleted in its entirety and replaced as follows:

II. Compensation.

All amounts due under this Project Description will be involeed in United States Dollars to die attention of Bo Kruse, Chief Financial Officer as follows: Payment will be made in accordance with Section 4 (Compensation) of the Agreement. Institution agrees that the amounts payable or otherwise provided by Ymabs under this Agreement represent the fair market value of the Services and have not been determined in a manner that takes into account the volume or value of any referrals or business.

All terms and conditions of the Agreement will apply to this Project Description. In the event of any conflict between this Project Description and the terms of the Agreement, the terms of the Agreement will control. A facsimile or portable document format (“.pdf”) copy of this Project Description, including the signature pages, will be deemed an original.

For this scope of work, payments will be made according the schedule below:

Personnel Support	Quarterly, beginning	[****]
October 2017
Data Transfer	Ad hoe, upon transfer	[****]
(ongoing)

If the scope of services is revised, the panics agree to negotiate revised payments in good faith.

Invoices will be directed to:

Name: Bo kruse

Email: bk@ymabs.com

Phone: +45 25274707

Payments will be directed to:

Payee:	Memorial Sloan Kettering Cancer Center
Attn:	Trang Left Department of Pediatrics Fund Manager
Tax ID:	[****]
Mailing Address:	P.O. Box 29035

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

New York, NY 10087

3.              Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms and in the event of any inconsistency between the Agreement and this Amendment, the terms and conditions of this Amendment shall prevail.

4.              This Amendment will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any conflict of law principles.

5.              This Amendment may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The exchange of copies of this Amendment and of executed signature pages by facsimile transmission or by electronic mail in “portable document format” (“.pdf”) or by a combination of such means, will constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of an original Amendment for all purposes.

[SIGNATURES ON FOLLOWING PAGE – REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

4

PROJECT DESCRIPTION AGREED TO AND ACCEPTED BY:

MEMORIAL SLOAN KETTERING CANCER CENTER

By:	/s/ Eric Cottington

Print Name:	Eric Cottington, PhD

Title:	Senior Vice President, Research and Technology Management

Date:	10-11-17

YMABS THERAPEUTICS, INC.

By:	/s/ Thomas Gad

Print Name:	Thomas Gad

Title:	President

Date:	10/10/2017

5